Exhibit 10.2

                                 August 1, 2005

The Board of Directors
Assure Data, Inc.
6680 Yosemite
Dallas, Texas 75254


Gentlemen:

     Reference the Form SB-2 Registration Statement of Assure Data, Inc. As disclosed in the "Use of Proceeds" section, this will evidence our commitment that, in the event the proceeds of the offering are insufficient to cover the estimated offering costs of approximately $50,000, the undersigned hereby commit and agree to contribute to the Company sufficient funds to cover all such offering costs.

     In addition, the undersigned commit and agree that, in the evenT the Company experiences a deficit in its cash flow during the 12 months ending July 31, 2006, they will advance the Company sufficient funds to continue operations. Such loans shall be due out of first available cash flow and bear interest at the annual rate of 5%.



                                                      /s/ Robert Lisle
                                                     ---------------------------
                                                     Robert Lisle


                                                      /s/ Max Kipness
                                                     ---------------------------
                                                     Max Kipness